SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
           April 12, 1996 (February 8, 1996)
      -------------------------------------------



                   Retail Equity Partners Limited Partnership
             (Exact name of registrant as specified in its charter)



     North Carolina                33-15427                     56-1590235
     --------------                --------                     ----------
(State of incorporation)    (Commission File Number)      (IRS Employer ID No.)



             3710 One First Union Center, Charlotte, N.C. 28202-6032
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   704/333-1367
                                                     ------------



                                                Total number of Pages:  5

Overview

On February 8, 1996, the Partnership sold the New Market Square Shopping Center to Burlington Associates Limited Partnership, an unaffiliated party, for a contract price of $6,558,000, received in cash. This disposition was originally reported in the Current Report on Form 8-K filed on February 22, 1996. This Current Report on Form 8-K/A includes the information related to the disposition of New Market Square Shopping Center responsive to Item 7 which was not reported in the original Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)    Pro Forma Financial Information.


                                                                                          Page
 Pro  forma  Consolidated   Balance  Sheet  as  of  December  31,  1995 (unaudited)        3
 Pro forma  Consolidated  Statement of Operations for the Year
      Ended December 31, 1995 (unaudited)                                                  4



The pro forma financial information has been prepared giving effect to the disposition of New Market Square Shopping Center. The pro forma consolidated balance sheet as of December 31, 1995, has been prepared as if the sale of New Market Square Shopping Center had been consummated on that date. The pro forma consolidated statement of operations for the year ended December 31, 1995, has been prepared as if the sale of New Market Square Shopping Center had been consummated on January 1, 1995.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at December 31, 1995. The unaudited pro forma consolidated statement of operations does not purport to be indicative of the results that actually would have occurred if the disposition had occurred at the beginning of 1995 or to project the Partnership's results of operations for any future date or period. The pro forma statements of operations are based upon certain assumptions that management of the Partnership believes are reasonable in the circumstances. In management's opinion, all adjustments necessary to reflect the terms of the sale have been made.

The pro forma financial statements should be read in conjunction with the Partnership's 1995 Annual Report on Form 10-K.

 (c)   Exhibits.

       None

                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of December 31, 1995
                                   (Unaudited)

                                                              Historical         Pro Forma          Pro Forma
                                                               Balances         Adjustments          Balances
                                                                                    (A)

                          ASSETS
 Investment in shopping centers:
    Land                                                    $    2,094,634     $            -     $    2,094,634
    Buildings and improvements                                   5,769,651                  -          5,769,651
    Personal property                                               32,181                  -             32,181
    Less accumulated depreciation                               (1,520,349)                 -         (1,520,349)
                                                           ----------------   ----------------   ----------------
                                                                 6,376,117                  -          6,376,117
 New Market Square Shopping Center, net                          6,363,530         (6,363,530)                 -
 Cash                                                               16,467            454,874            471,341
 Other assets                                                      273,280            (23,000)           250,280
                                                           ================   ================   ================
    Total assets                                            $   13,029,394     $   (5,931,656)    $    7,097,738
                                                           ================   ================   ================

             LIABILITIES AND PARTNERS' EQUITY
 Mortgage loans payable                                     $    6,931,348     $            -     $    6,931,348
 Mortgage loan and accrued interest payable -
    New Market Square Shopping Center                            5,909,756         (5,909,756)                 -
 Other liabilities                                                 200,032            (21,900)           178,132
                                                           ----------------   ----------------   ----------------
                                                                13,041,136         (5,931,656)         7,109,480
                                                           ----------------   ----------------   ----------------
 Partners' equity (deficit):
    Limited partners                                                54,099                  -             54,099
    General partner                                                (65,841)                 -            (65,841)
                                                           ----------------   ----------------   ----------------
                                                                   (11,742)                 -            (11,742)
                                                           ----------------   ----------------   ----------------
    Total liabilities and partners' equity                   $  13,029,394     $   (5,931,656)    $    7,097,738
                                                           ================   ================   ================


(A) Reflects the sale of New Market Square Shopping Center with closing as of and effective December 31, 1995, for a contract price of $6,558,000, less estimated selling expenses of approximately $195,000; prorations of prepaid rent and property taxes, and credits to buyer in closing totaling $8,790, and together with payoff of related borrowings. In addition, certain deferred costs related to the operation of New Market Square Shopping Center were written off at the date of sale.

                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year ended December 31, 1995
                                   (Unaudited)

                                                              Historical         Pro Forma          Pro Forma
                                                               Balances         Adjustments          Balances
                                                                                    (B)

 Revenue
    Rental revenue                                          $    1,632,519     $     (638,953)    $      993,566
    Interest                                                         9,205             (3,302)             5,903
    Other income                                                    82,049            (82,049)                 -
                                                           ----------------   ----------------   ----------------
                                                                 1,723,773           (724,304)           999,469
                                                           ----------------   ----------------   ----------------

 Expenses
    Property operations                                            193,793            (84,944)           108,849
    General and administrative                                      55,496            (24,169)            31,327
    Property taxes and insurance                                   163,824            (72,253)            91,571
    Property management fees                                        51,330            (21,369)            29,961
    Depreciation                                                   392,188           (214,654)           177,534
    Amortization                                                    31,884            (12,690)            19,194
    Interest                                                     1,153,806           (510,427)           643,379
    Provision to record writedown of NMS                           510,000           (510,000)                 -
                                                           ----------------   ----------------   ----------------
                                                                 2,552,321         (1,450,506)         1,101,815
                                                           ================   ================   ================
 Net loss                                                   $     (828,548)    $      726,202     $     (102,346)
                                                           ================   ================   ================

 Net loss allocated to limited partners (99%)               $     (820,263)    $      718,940     $     (101,323)
                                                           ================   ================   ================
 Net loss allocated to general partner (1%)                 $       (8,285)    $        7,262     $       (1,023)
                                                           ================   ================   ================

 Net loss per limited partnership unit                      $        (2.46)    $         2.16     $        (0.30)
                                                           ================   ================   ================


(B) Reflects revenue and expenses of New Market Square Shopping Center for the 12 months ended December 31, 1995.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Retail Equity Partners Limited Partnership
                              (Registrant)

                              By:  Boddie Investment Company, General Partner




April 12, 1996                /s/ Philip S. Payne
                              --------------------
                              Philip S. Payne
                              (Duly Authorized Agent)